1 EMCORE CORPORATION DIRECTORS’ COMPENSATION POLICY (Amended Effective as of October 1, 2024) Directors of EMCORE Corporation (the “Company”) who are not employed by the Company or one of its subsidiaries (“non-employee directors”) are entitled to the compensation set forth below for their service as a member of the Board of Directors (the “Board”) of the Company. This policy shall remain in effect until it is revised or rescinded by further action of the Board or the Compensation Committee thereof. The Board has the right to amend this policy from time to time. The terms and conditions of this policy shall supersede any prior cash or equity compensation arrangements between the Company and its non-employee directors. Cash Compensation Annual Cash Retainer Annual Cash Retainer $50,000 Additional Committee Chairperson Retainer Annual Audit Committee Chairperson Retainer $20,000 Annual Compensation Committee Chairperson Retainer $9,500 Annual Nominating Committee Chairperson Retainer $8,000 Annual Strategy and Alternatives Committee Chairperson Retainer $30,000 Additional Committee Member Retainer Annual Audit Committee Member Retainer $10,000 Annual Compensation Committee Member Retainer $5,000 Annual Nominating Committee Member Retainer $3,000 Annual Strategy and Alternatives Committee Member Retainer $3,000 Equity Compensation Annual Equity Award Value $75,000 Additional Annual Chairperson Equity Award Value $42,500 Cash Compensation Each non-employee director will be entitled to an annual cash retainer while serving on the Board in the amount set forth above (the “Annual Cash Retainer”). Each non-employee director who serves as the Chairperson of the Audit Committee, the Compensation Committee, the Nominating Committee or the Strategy and Alternatives Committee of the Board will be entitled to an additional cash retainer while serving in that position in the applicable amount set forth above (an “Additional Committee Chairperson Retainer”). Each non-employee director who serves as a member of the Audit Committee, the Compensation Committee, the Nominating Committee or the Strategy and Alternatives Committee of the Board (but is not the chairperson of such Board committee) will be entitled to an additional cash retainer while serving in that position in the applicable amount set forth above (an “Additional Committee Member Retainer”). The amounts of the Annual Cash Retainer, Additional Committee Chairperson Retainer and Additional Committee Member Retainer (collectively, the “Cash Retainer”) reflected above are expressed as annualized amounts.. The Cash Retainer will be payable in equal quarterly installments in advance (each such quarterly payment, a “Quarterly Cash Retainer Payment”), with 25% of the Cash Retainer payable within five (5) business days of the first day of each fiscal quarter (the “Quarterly Retainer Payment Date”). If a non-employee director is elected or appointed to serve as a member of the Board following the date of the annual meeting of the Company’s shareholders for the applicable year and after the first day of the applicable quarter, his or her Quarterly Cash Retainer Payment for such quarter will be prorated by multiplying such Quarterly Cash Retainer Payment by a fraction, the numerator of which is the number of days from the appointment or election date to the last day of the applicable fiscal quarter, and the denominator of which is the number of calendar days in the applicable quarter (“Prorated Quarterly Cash Retainer Payment”). For the avoidance of doubt, a non- employee director who changes roles and is appointed to serve as a member of a committee or as a chairperson of a committee or the Board during any quarter following the Quarterly Retainer Payment Date for such quarter will be

2 entitled to a proration of the incremental increase, if any, between his or her Quarterly Cash Retainer Payment received for such quarter and the increased Quarterly Cash Retainer Payment amount. The Prorated Quarterly Cash Retainer Payment shall be paid to the non-employee director as soon as administratively practicable following such appointment or election. No Cash Retainer or Quarterly Cash Retainer Payments will be paid to the non-employee director for any period prior to the time that the non-employee director is elected or appointed to serve as a member of the Board. If a non-employee director’s service as a member of the Board is terminated due to the non-employee director’s voluntary resignation (which, for the avoidance of doubt, shall not include termination due to the non- employee director’s death or termination of service on the Board due to Disability (as defined under the Equity Plan) or as a result of a Change in Control (as defined under the Equity Plan)) (“Voluntary Resignation”), such non- employee director will be required to repay to the Company a prorated portion of the Quarterly Cash Retainer Payment attributable to any portion of the quarter for which services will not be rendered (with the proration based on the number of calendar days in the quarter that the non-employee director served as a non-employee director or held the particular position, as the case may be). If a non-employee director’s service as a chairperson or member of a committee is terminated due to the non-employee director’s Voluntary Resignation from such position but such non-employee director remains a member of the Board, any portion of the Additional Committee Chairperson Retainer or the Additional Committee Member Retainer, as applicable, that has been paid and is attributable to any portion of the quarter for which services as a chairperson or member of a committee, as applicable, will not be rendered will be netted against any Quarterly Cash Retainer Payment payable to the non-employee director for the subsequent quarter (with the proration based on the number of calendar days in the quarter that the non-employee director served as a chairperson or member of a committee, as the case may be). For the avoidance of doubt, a non- employee director who changes roles or whose service as a member of the Board or as a chairperson or member of a committee is terminated due to the non-employee director’s death or Disability (as defined under the Equity Plan) or as a result of a Change in Control (as defined under the Equity Plan) shall not be required to pay any portion of the Quarterly Cash Retainer Payment already paid to such non-employee director. The Board or the Compensation Committee may also approve other cash compensation in addition to or in lieu of the cash compensation described in this policy. Equity Compensation Annual Equity Award Beginning with the 2024 annual meeting of the Company’s shareholders, on the later of (a) the date of each annual meeting of the Company’s shareholders or (b) the date that there exists sufficient shares available for issuance under the Company’s Equity Plan and Certificate of Incorporation and such shares have been duly registered on a registration statement with the Securities and Exchange Commission, each non-employee director serving as a director immediately following such annual meeting will automatically be granted an award of restricted stock units (an “Annual Equity Award”) with the number of restricted stock units subject to such award determined by dividing (1) the Annual Equity Award grant value set forth above by (2) the per-share closing price of the Company’s common stock on the date of grant (rounded down to the nearest whole unit). For each new non-employee director appointed or elected to the Board other than on the date of an annual meeting of the Company’s shareholders, on the later of (a) the date that the new non-employee director first becomes a member of the Board or (b) the date that there exists sufficient shares available for issuance under the Company’s Equity Plan and Certificate of Incorporation and such shares have been duly registered on a registration statement with the Securities and Exchange Commission, the new non-employee director will automatically be granted a pro-rata portion of the Annual Equity Award (a “Pro-Rata Annual Equity Award”) with the number of restricted stock units subject to such award determined by dividing (1) a pro-rata portion of the Annual Equity Award grant value set forth above by (2) the per-share closing price of the Company’s common stock on the date of grant (rounded down to the nearest whole unit). The pro-rata portion of the Annual Equity Award grant value for purposes of a Pro-Rata Annual Equity Award will equal the Annual Equity Award grant value set forth above multiplied by a fraction (not greater than one), the numerator of which is 12 minus the number of whole months that as of the particular grant date had elapsed since the Company’s last annual meeting of shareholders at which Annual Equity Awards were granted by the Company to non-employee directors, and the denominator of which is 12.

3 Each Annual Equity Award and each Pro-Rata Annual Equity Award will vest in full on the earlier of (a) the first anniversary of the grant date, (b) the next annual meeting of the Company’s shareholders following the date of grant, (c) the consummation of a Change in Control (as defined in the Plan) or (d) the non-employee director’s death or termination of service on the Board due to Disability (as defined under the Equity Plan), subject to the non- employee director’s continued service on the Board through such vesting date. Additional Annual Chairperson Equity Award Beginning with the 2024 annual meeting of the Company’s shareholders, on the later of (a) the date of each annual meeting of the Company’s shareholders or (b) the date that there exists sufficient shares available for issuance under the Company’s Equity Plan and Certificate of Incorporation and such shares have been duly registered on a registration statement with the Securities and Exchange Commission, each non-employee director then serving as the Chairperson of the Board immediately following such annual meeting will automatically be granted an award of restricted stock units (an “Additional Annual Chairperson Equity Award”) with the number of restricted stock units subject to such award determined by dividing (1) the Additional Annual Chairperson Equity Award grant value set forth above by (2) the per-share closing price of the Company’s common stock on the date of grant (rounded down to the nearest whole unit). Each Additional Annual Chairperson Equity Award will vest in full on the earlier of (w) the first anniversary of the grant date, (x) the next annual meeting of the Company’s shareholders following the date of grant, (y) the consummation of a Change in Control (as defined in the Plan) or (z) the non-employee director’s death or termination of service on the Board due to Disability (as defined under the Equity Plan), subject to the non-employee director’s continued service on the Board through such vesting date; provided, however that a non-employee director that ceases to serve as Chairperson after the date of the last annual meeting of shareholders and prior to the first anniversary of such meeting date (but remains a non-employee director of the Board) shall be entitled to vest in a pro-rata portion of any outstanding Additional Annual Chairperson Equity Award determined by multiplying (1) the number of restricted stock units subject to such Additional Annual Chairperson Equity Award by (2) a fraction (not greater than one), the numerator of which is the number of whole months that as of such date have elapsed since the Company’s last annual meeting of shareholders at which the Additional Annual Chairperson Equity Award was granted by the Company to the Chairperson of the Board and the denominator of which is 12 (rounded down to the nearest whole unit). For a non-employee director that is newly appointed to serve as Chairperson of the Board other than on the date of an annual meeting of the Company’s shareholders, on the later of (a) the date that the new non-employee director first becomes Chairperson or (b) the date that there exists sufficient shares available for issuance under the Company’s Equity Plan and Certificate of Incorporation and such shares have been duly registered on a registration statement with the Securities and Exchange Commission, the new Chairperson of the Board will automatically be granted a pro-rata portion of the Additional Annual Chairperson Equity Award (a “Pro-Rata Additional Annual Chairperson Equity Award”) with the number of restricted stock units subject to such award determined by dividing (1) a pro-rata portion of the Additional Annual Chairperson Equity Award grant value set forth above by (2) the per- share closing price of the Company’s common stock on the date of grant (rounded down to the nearest whole unit). The pro-rata portion of the Additional Annual Chairperson Equity Award grant value for purposes of a Pro-Rata Additional Annual Chairperson Equity Award will equal the Additional Annual Chairperson Equity Award grant value set forth above multiplied by a fraction (not greater than one), the numerator of which is 12 minus the number of whole months that as of the particular grant date had elapsed since the Company’s last annual meeting of shareholders at which an Additional Annual Chairperson Equity Award was granted by the Company to the Chairperson of the Board and the denominator of which is 12. Each Pro-Rata Additional Annual Chairperson Equity Award will vest in full on the earlier of (w) the first anniversary of the grant date, (x) the next annual meeting of the Company’s shareholders following the date of grant, (y) the consummation of a Change in Control (as defined in the Plan) or (z) the non-employee director’s death or termination of service on the Board due to Disability (as defined under the Equity Plan), subject to the non-employee director’s continued service on the Board through such vesting date. General Unless otherwise determined by the Board, each award of restricted stock units will be made under and subject to the terms and conditions of the Equity Plan and an equity award agreement in substantially the form approved by the Board, subject to the terms specified above. Each non-employee director may elect to defer 100% of their restricted stock units granted under this policy

4 subject to the terms of a deferral program approved by the Board or the Compensation Committee, if any. The Board or the Compensation Committee may also approve other equity grants to non-employee directors under the Equity Plan in addition to or in lieu of grants described in this policy. The Board or the Compensation Committee may change and otherwise revise the terms of equity awards to be granted under this policy, including, without limitation, the number of shares subject thereto, for awards of the same or different type granted on or after the date the Board determines to make any such change or revision. Without limiting the foregoing, the Board may determine to grant equity awards in the form of stock options in lieu of restricted stock units having an equivalent grant date fair value determined in accordance with the reasonable assumptions and methodologies employed by the Company for calculating the fair value of options (i.e., Black- Scholes) and restricted stock units for financial reporting purposes. The per share exercise price for all options granted under this policy will be one hundred percent (100%) of the per share fair market value as determined under the Equity Plan on the date of grant. The equity awards shall be subject to the terms and conditions of the Equity Plan (including the annual limits on non-employee director grants set forth in the Equity Plan) and an equity award agreement in substantially the form approved by the Board, subject to the terms specified above. Expense Reimbursement All directors will be entitled to reimbursement from the Company for their reasonable and customary out-of- pocket travel (including airfare and ground transportation), lodging and meal expenses incident to their attendance at meetings of the Board or committees thereof or in connection with other Board related business.